Exhibit 99.2

Equity One, Inc.

Supplemental Information Package

December 31, 2013

Equity One, Inc.
1600 N.E. Miami Gardens Drive
North Miami Beach, Florida 33179
Tel: (305) 947-1664 Fax: (305) 947-1734
www.equityone.net

Equity One, Inc.

SUPPLEMENTAL INFORMATION
December 31, 2013
(unaudited)

TABLE OF CONTENTS
Page
Overview
Disclosures	3
Summary Financial Results and Ratios	4

Assets, Liabilities, and Equity
Condensed Consolidated Balance Sheets	5
Market Capitalization	6

Income, EBITDA, and FFO
Condensed Consolidated Statements of Operations	7
Pro Forma Financial Information for Discontinued Operations	8
Net Operating Income	9
Adjusted Consolidated EBITDA	10
Consolidated Statements of Funds from Operations	11-12
Additional Disclosures	13

Leasing Data
Tenant Concentration - Top Twenty Five Tenants	14
Recent Leasing Activity	15
Shopping Center Lease Expiration Schedule	16

Property Data
Annual Minimum Rent of Operating Properties by Metro/Region	17
Property Status Report	18-25
Real Estate Acquisitions and Dispositions	26-27
Real Estate Developments and Redevelopments	28

Debt Schedules
Debt Summary	29
Consolidated Debt Maturity Schedule	30
Consolidated Debt Summary	31-32

Unconsolidated Joint Venture Supplemental Data	33-35

Portfolio Changes and Selected Property Metrics 2008 - 2013	36-37

EQUITY ONE, INC.
DISCLOSURES
As of December 31, 2013

Forward Looking Statements
Certain information contained in this Supplemental Information Package constitutes forward-looking statements within the meaning of the federal securities laws. Although Equity One, Inc. (the "Company") believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that these expectations will be achieved. Factors that could cause actual results to differ materially from current expectations include changes in macro-economic conditions and the demand for retail space in the states in which the Company owns properties; the continuing financial success of the Company’s current and prospective tenants; the risks that the Company may not be able to proceed with or obtain necessary approvals for development or redevelopment projects or that it may take more time to complete such projects or incur costs greater than anticipated; the availability of properties for acquisition; the extent to which continuing supply constraints occur in geographic markets where the Company owns properties; the success of the Company's efforts to lease up vacant space; the effects of natural and other disasters; the ability of the Company to successfully integrate the operations and systems of acquired companies and properties; changes in the Company’s credit ratings; and other risks, which are described in the Company’s filings with the Securities and Exchange Commission.
Basis of Presentation
The information contained in the Supplemental Information Package does not purport to disclose all items required by GAAP and is unaudited information. The Company’s Form 10-K should be read in conjunction with this Supplemental Information Package. The results of operations of any property acquired are included in the Company's financial statements since the date of its acquisition, although such properties may be excluded from certain metrics disclosed in this Supplemental Information Package.
EBITDA is a widely used performance measure and is provided as a supplemental measure of operating performance. The Company makes certain adjustments to EBITDA, which it refers to as Adjusted EBITDA, to account for items it does not believe are representative of ongoing operating results. Given the nature of the Company's business as a real estate owner and operator, it believes that the use of EBITDA and Adjusted EBITDA as opposed to earnings in various financial ratios is helpful to investors as a measure of its operational performance because these computations exclude various items included in earnings that do not relate to or are not indicative of its operating performance, such as gains and losses on sales of real estate and depreciation and amortization, and includes the results of operations of real estate properties that were sold or classified as real estate held for sale either during or subsequent to the end of a particular reporting period, which are included in earnings on a net basis. Accordingly, the Company believes that the use of EBITDA and Adjusted EBITDA as opposed to earnings in various ratios provides a meaningful performance measure as it relates to the Company's ability to meet various coverage tests for the stated periods.
EBITDA and Adjusted EBITDA should not be considered as an alternative to earnings as an indicator of the Company's financial performance, or as an alternative to cash flow from operating activities as a measure of its liquidity. The Company's computation of EBITDA and Adjusted EBITDA may differ from the methodology utilized by other companies. Investors are cautioned that items excluded from EBITDA and Adjusted EBITDA are significant components in understanding and assessing the Company’s financial performance.
Use of Funds from Operations as a Non-GAAP Financial Measure
The Company believes Funds from Operations (FFO) (combined with the primary GAAP presentations) is a useful supplemental measure of its operating performance that is a recognized metric used extensively by the real estate industry, particularly REITs. The National Association of Real Estate Investment Trusts (“NAREIT”) stated in its April 2002 White Paper on FFO, “Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, many industry investors have considered presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves.” The Company also believes that Recurring FFO is a useful supplemental measure of its core operating performance that facilitates comparability of historical financial periods. FFO, as defined by NAREIT, is net income (computed in accordance with GAAP), excluding gains (or losses) from sales of, or any charges related to, depreciable operating properties, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis. The Company makes certain adjustments to FFO, which it refers to as Recurring FFO, to account for items it does not believe are representative of ongoing operating results, including transaction costs associated with acquisition and disposition activity and gains (or losses) on the extinguishment of debt. The Company believes that financial analysts, investors and stockholders are better served by the presentation of comparable period operating results generated from its FFO and Recurring FFO measures. The Company's method of calculating FFO and Recurring FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs.
FFO and Recurring FFO are presented to assist investors in analyzing the Company's operating performance. Neither FFO nor Recurring FFO (i) represents cash flow from operations as defined by GAAP, (ii) is indicative of cash available to fund all cash flow needs, including the ability to make distributions, (iii) is an alternative to cash flow as a measure of liquidity, or (iv) should be considered as an alternative to net income (which is determined in accordance with GAAP) for purposes of evaluating the Company's operating performance. The Company believes net income attributable to Equity One is the most directly comparable GAAP measure to FFO and Recurring FFO. A reconciliation of net income attributable to Equity One to FFO and the reconciling components of FFO to Recurring FFO are provided in the accompanying tables.

EQUITY ONE, INC.
SUMMARY FINANCIAL RESULTS AND RATIOS
For the three months and years ended December 31, 2013 and 2012 (unaudited)
(in thousands, except per share data)

	For the three months ended		For the year ended
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Summary Financial Results
Total revenue*	$88,124	$87,640	$348,743	$337,505
Adjusted Consolidated EBITDA* (see page 10)	$55,379	$58,111	$226,591	$216,942
Property net operating income* (see page 9)	$62,446	$63,536	$250,438	$243,850
General & administrative expenses (G&A)* - Adjusted (1)	$9,191	$9,160	$35,292	$37,686
Net income (loss) attributable to Equity One, Inc.	$9,152	$(32,792)	$77,954	$(3,477)
Earnings (loss) per diluted share	$0.08	$(0.28)	$0.65	$(0.04)
Funds from operations (FFO) (see page 11)	$35,875	$3,077	$150,991	$97,660
FFO per diluted share (see page 12)	$0.28	$0.03	$1.17	$0.85
Recurring FFO (see page 11)	$38,351	$38,468	$158,293	$143,144
Recurring FFO per diluted share (see page 12)	$0.30	$0.30	$1.23	$1.14
Total dividends paid per share	$0.22	$0.22	$0.88	$0.88
Weighted average diluted shares used in EPS computations	118,235	116,837	117,771	114,233
Weighted average diluted shares used in FFO computations (2)	129,593	117,118	129,129	114,549
Weighted average diluted shares used in Recurring FFO computations (2)	129,593	128,476	129,129	125,907

Summary Operating and Financial Ratios
Consolidated shopping center portfolio occupancy at end of period (see pages 18-25)	92.4%	92.1%	92.4%	92.1%
Same-property shopping center portfolio occupancy at end of period	92.3%	93.6%	92.3%	93.6%
Same-property NOI growth - cash basis (see page 9) (3)	2.9%	3.5%	3.1%	3.3%
NOI margin (see page 9)	71.8%	73.1%	72.4%	72.8%
Expense recovery ratio*	84.3%	82.9%	84.8%	82.1%
New, renewal and option rent spread - cash basis (see page 15) (4)	49.0%	7.9%	23.0%	6.6%
Adjusted G&A expense to total revenues (1)	10.4%	10.5%	10.1%	11.2%
Net debt to total market capitalization (see page 6)	33.1%	36.4%	33.1%	36.4%
Net debt to Adjusted Consolidated EBITDA (see page 10)	6.6	6.7	6.5	7.2
Adjusted Consolidated EBITDA to interest expense* (see page 10)	3.2	3.0	3.3	3.0
Adjusted Consolidated EBITDA to fixed charges* (see page 10)	2.9	2.7	3.0	2.7

* The indicated line item includes amounts reported in discontinued operations.

(1) G&A expenses for the three months ended December 31, 2013 and 2012 deducts $2.2 million and $1.4 million, respectively, for external costs associated with acquired and disposed properties, acquisition/disposition related expenses and severance costs. G&A expenses for the years ended December 31, 2013 and 2012 deducts $4.2 million and $4.8 million, respectively, for external costs associated with acquired and disposed properties, acquisition/disposition related expenses and severance costs.
(2) Weighted average diluted shares used to calculate FFO per share for the three months and year ended December 31, 2013 and Recurring FFO per share for all the periods presented are higher than the GAAP diluted weighted average shares as a result of the dilutive impact of the 11.4 million joint venture units held by Liberty International Holdings, Ltd. ("LIH") which are convertible into our common stock, and also as a result of employee stock options. These convertible units are not included in the diluted weighted average share count for GAAP purposes because their inclusion is anti-dilutive.
(3) Information provided on a same property basis is provided for only those properties that we consolidated, owned and operated for the entirety of both periods being compared, except for properties for which significant development, redevelopment or expansion occurred during either of the periods being compared and a property encumbered by a defaulted mortgage loan for which we are in discussions with the lender to sell or surrender our interest.
(4) Excluding the lease with Barneys New York at 101 7th Avenue, rent spreads from new leases, renewals and options on a same space basis for the three months and year ended December 31, 2013 were 9.5% and 11.1%, respectively.

EQUITY ONE, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
As of December 31, 2013, 2012 and 2011 (unaudited)
(in thousands)

	December 31, 2013	December 31, 2012	December 31, 2011
Assets
Properties:
Income producing	$3,153,131	$2,937,645	$2,609,903
Less: accumulated depreciation	(354,166)	(297,736)	(244,044)
Income producing properties, net	2,798,965	2,639,909	2,365,859
Construction in progress and land held for development	104,464	108,711	110,332
Properties held for sale	13,404	268,184	348,651
Properties, net	2,916,833	3,016,804	2,824,842

Cash and cash equivalents (1)	36,495	27,858	103,524
Accounts and other receivables, net	12,872	13,426	16,896
Investments in and advances to unconsolidated joint ventures	91,772	72,171	50,158
Loans receivable, net	60,711	140,708	45,279
Goodwill	6,377	6,527	6,910
Other assets	229,599	225,174	174,962
Total assets	$3,354,659	$3,502,668	$3,222,571

Liabilities, redeemable noncontrolling interests and equity
Liabilities:
Mortgage notes payable	$430,155	$425,755	$434,352
Unsecured senior notes payable	731,136	731,136	691,136
Term loan	250,000	250,000	—
Unsecured revolving credit facilities	91,000	172,000	138,000
	1,502,291	1,578,891	1,263,488
Unamortized premium on notes payable, net	6,118	6,432	7,438
Total notes payable	1,508,409	1,585,323	1,270,926

Accounts payable and other liabilities	230,538	259,505	221,523
Liabilities associated with properties held for sale	33	18,794	67,407
Deferred tax liability	11,764	12,016	14,709
Total liabilities	1,750,744	1,875,638	1,574,565

Redeemable noncontrolling interests	989	22,551	22,804

Total stockholders’ equity of Equity One, Inc.	1,395,183	1,396,726	1,417,316

Noncontrolling interests	207,743	207,753	207,886

Total liabilities, redeemable noncontrolling interests and equity	$3,354,659	$3,502,668	$3,222,571

(1) Includes restricted cash and cash held in escrow.

EQUITY ONE, INC.
MARKET CAPITALIZATION
As of December 31, 2013, 2012 and 2011 (unaudited)
(in thousands, except share data)

	December 31, 2013	December 31, 2012	December 31, 2011
Closing market price of common stock	$22.44	$21.01	$16.98
Common stock shares
Basic common shares	117,646.807	116,938.373	112,599.355
Diluted common shares
Unvested restricted common shares (treasury method, closing price)	123.775	119.442	107.888
DownREIT units (convertible into shares)	93.656	93.656	93.656
Common stock options (treasury method, closing price)	251.611	284.173	114.575
Long term incentive plan performance awards (treasury method, closing price)	911.263	213.006	—
Convertible CapCo Partnership Units	11,357.837	11,357.837	11,357.837
Diluted common shares	130,384.949	129,006.487	124,273.311

Equity market capitalization	$2,925,838	$2,710,426	$2,110,161

Total debt (excluding unamortized/unaccreted premium/(discount)) (1)	$1,502,291	$1,595,110	$1,328,174
Cash and equivalents	(36,495)	(27,858)	(103,524)
Net debt (1)	$1,465,796	$1,567,252	$1,224,650

Total debt (excluding unamortized/unaccreted premium/(discount)) (1)	$1,502,291	$1,595,110	$1,328,174
Equity market capitalization	2,925,838	2,710,426	2,110,161
Total market capitalization	$4,428,129	$4,305,536	$3,438,335

Net debt to total market capitalization at applicable market price	33.1%	36.4%	35.6%

Gross real estate investments (2)	$3,337,301	$3,482,806	$3,131,599

Net debt to gross real estate investments	43.9%	45.0%	39.1%

(1) Includes $16.2 million and $64.7 million of secured mortgage debt related to assets held for sale as of December 31, 2012 and 2011, respectively.
(2) Includes investments in mezzanine and mortgage loans receivable and the gross value of properties held for sale.

EQUITY ONE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
For the three months and years ended December 31, 2013 and 2012 (unaudited)
(in thousands, except per share amounts)

	Three months ended			Percent Change	Year ended			Percent Change
	December 31, 2013		December 31, 2012		December 31, 2013		December 31, 2012
REVENUE:
Minimum rent	$64,210		$60,127		$248,086		$227,013
Expense recoveries	20,602		17,590		77,499		67,329
Percentage rent	698		550		4,328		4,202
Management and leasing services	1,113		686		2,598		2,489
Total revenue	86,623		78,953	9.7%	332,511		301,033	10.5%
COSTS AND EXPENSES:
Property operating	23,761		20,857		89,647		79,971
Depreciation and amortization	22,181		20,083		87,266		79,415
General and administrative	11,395		10,556		39,514		42,473
Total costs and expenses	57,337		51,496	11.3%	216,427		201,859	7.2%
INCOME BEFORE OTHER INCOME AND EXPENSE, TAX AND DISCONTINUED OPERATIONS	29,286		27,457		116,084		99,174
OTHER INCOME AND EXPENSE:
Investment income	765		2,632		6,631		7,241
(Loss) equity in income of unconsolidated joint ventures	(118)		413		1,648		542
Other income	16		3		216		45
Interest expense	(17,285)		(19,062)		(68,145)		(70,665)
Amortization of deferred financing fees	(606)		(647)		(2,421)		(2,474)
(Loss) gain on extinguishment of debt	—		(29,498)		107		(29,146)
Impairment loss	(1,903)		(8,908)		(5,641)		(8,909)
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE TAX AND DISCONTINUED OPERATIONS	10,155		(27,610)		48,479		(4,192)
Income tax benefit of taxable REIT subsidiaries	123		3,053		484		2,980
INCOME (LOSS) FROM CONTINUING OPERATIONS	10,278		(24,557)	141.9%	48,963		(1,212)	**NM
DISCONTINUED OPERATIONS:
Operations of income producing properties	1,118		2,791		5,769		12,858
Gain on disposal of income producing properties	2,915		2,321		39,587		16,588
Impairment loss	(2,135)		(10,714)		(4,976)		(20,532)
Income tax provision of taxable REIT subsidiaries	(38)		(133)		(686)		(477)
INCOME (LOSS) FROM DISCONTINUED OPERATIONS	1,860		(5,735)		39,694		8,437
NET INCOME (LOSS)	12,138		(30,292)	140.1%	88,657		7,225	**NM
Net income attributable to noncontrolling interests - continuing operations	(2,524)		(2,498)		(10,209)		(10,676)
Net income attributable to noncontrolling interests - discontinued operations	(462)		(2)		(494)		(26)
NET INCOME (LOSS) ATTRIBUTABLE TO EQUITY ONE, INC.	$9,152		$(32,792)	127.9%	$77,954		$(3,477)	**NM
EARNINGS (LOSS) PER COMMON SHARE - BASIC:
Continuing operations	$0.06		$(0.23)		$0.32		$(0.11)
Discontinued operations	0.01		(0.05)		0.33		0.07
	$0.08	*	$(0.28)	128.6%	$0.66	*	$(0.04)	**NM
EARNINGS (LOSS) PER COMMON SHARE - DILUTED:
Continuing operations	$0.06		$(0.23)		$0.32		$(0.11)
Discontinued operations	0.01		(0.05)		0.33		0.07
	$0.08	*	$(0.28)	128.6%	$0.65		$(0.04)	**NM
Weighted average shares outstanding:
Basic	117,592		116,837		117,389		114,233
Diluted	118,235		116,837		117,771		114,233
* Note: EPS does not foot due to the rounding of the individual calculations
** NM = not meaningful
.

EQUITY ONE, INC.
PRO FORMA FINANCIAL INFORMATION FOR DISCONTINUED OPERATIONS
For the three months and years ended December 31, 2013 and 2012 (unaudited)
(in thousands)

	Three months ended						Year ended
	December 31, 2013			December 31, 2012			December 31, 2013			December 31, 2012
	As Reported	Disc. Ops	Pre Disc. Ops	As Reported	Disc. Ops	Pre Disc. Ops	As Reported	Disc. Ops	Pre Disc. Ops	As Reported	Disc. Ops	Pre Disc. Ops
REVENUE:
Minimum rent	$64,210	$1,377	$65,587	$60,127	$6,812	$66,939	$248,086	$12,452	$260,538	$227,013	$28,588	$255,601
Expense recoveries	20,602	101	20,703	17,590	1,829	19,419	77,499	3,680	81,179	67,329	7,556	74,885
Percentage rent	698	23	721	550	46	596	4,328	100	4,428	4,202	328	4,530
Management and leasing services	1,113	—	1,113	686	—	686	2,598	—	2,598	2,489	—	2,489
Total revenue	86,623	1,501	88,124	78,953	8,687	87,640	332,511	16,232	348,743	301,033	36,472	337,505

COSTS AND EXPENSES:
Property operating	23,761	804	24,565	20,857	2,561	23,418	89,647	6,060	95,707	79,971	11,195	91,166
Depreciation and amortization	22,181	307	22,488	20,083	2,129	22,212	87,266	3,787	91,053	79,415	8,896	88,311
General and administrative	11,395	(12)	11,383	10,556	1	10,557	39,514	24	39,538	42,473	14	42,487
Total costs and expenses	57,337	1,099	58,436	51,496	4,691	56,187	216,427	9,871	226,298	201,859	20,105	221,964

INCOME BEFORE OTHER INCOME AND EXPENSE, TAX AND DISCONTINUED OPERATIONS	29,286	402	29,688	27,457	3,996	31,453	116,084	6,361	122,445	99,174	16,367	115,541

OTHER INCOME AND EXPENSE:
Investment income	765	348	1,113	2,632	1	2,633	6,631	351	6,982	7,241	8	7,249
(Loss) equity in income of unconsolidated joint ventures	(118)	—	(118)	413	—	413	1,648	—	1,648	542	—	542
Other income	16	—	16	3	—	3	216	1	217	45	453	498
Interest expense	(17,285)	(176)	(17,461)	(19,062)	(475)	(19,537)	(68,145)	(806)	(68,951)	(70,665)	(2,503)	(73,168)
Amortization of deferred financing fees	(606)	—	(606)	(647)	—	(647)	(2,421)	—	(2,421)	(2,474)	(11)	(2,485)
Gain on sale of real estate	—	2,915	2,915	—	2,321	2,321	—	39,587	39,587	—	16,588	16,588
Gain (loss) on extinguishment of debt	—	544	544	(29,498)	(731)	(30,229)	107	(138)	(31)	(29,146)	(1,456)	(30,602)
Impairment loss	(1,903)	(2,135)	(4,038)	(8,908)	(10,714)	(19,622)	(5,641)	(4,976)	(10,617)	(8,909)	(20,532)	(29,441)
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE TAX AND DISCONTINUED OPERATIONS	10,155	1,898	12,053	(27,610)	(5,602)	(33,212)	48,479	40,380	88,859	(4,192)	8,914	4,722
Income tax benefit (provision) of taxable REIT subsidiaries	123	(38)	85	3,053	(133)	2,920	484	(686)	(202)	2,980	(477)	2,503
INCOME (LOSS) FROM CONTINUING OPERATIONS	10,278	1,860	12,138	(24,557)	(5,735)	(30,292)	48,963	39,694	88,657	(1,212)	8,437	7,225

DISCONTINUED OPERATIONS:
Operations of income producing properties	1,118	(1,118)	—	2,791	(2,791)	—	5,769	(5,769)	—	12,858	(12,858)	—
Gain on disposal of income producing properties	2,915	(2,915)	—	2,321	(2,321)	—	39,587	(39,587)	—	16,588	(16,588)	—
Impairment loss	(2,135)	2,135	—	(10,714)	10,714	—	(4,976)	4,976	—	(20,532)	20,532	—
Income tax provision of taxable REIT subsidiaries	(38)	38	—	(133)	133		(686)	686	—	(477)	477	—
INCOME (LOSS) FROM DISCONTINUED OPERATIONS	1,860	(1,860)	—	(5,735)	5,735	—	39,694	(39,694)	—	8,437	(8,437)	—

NET INCOME (LOSS)	12,138	—	12,138	(30,292)	—	(30,292)	88,657	—	88,657	7,225	—	7,225

Net income attributable to noncontrolling interests - continuing operations	(2,524)	(462)	(2,986)	(2,498)	(2)	(2,500)	(10,209)	(494)	(10,703)	(10,676)	(26)	(10,702)
Net income attributable to noncontrolling interests - discontinued operations	(462)	462	—	(2)	2	—	(494)	494		(26)	26	—

NET INCOME (LOSS) ATTRIBUTABLE TO EQUITY ONE, INC.	$9,152	$—	$9,152	$(32,792)	$—	$(32,792)	$77,954	$—	$77,954	$(3,477)	$—	$(3,477)

EQUITY ONE, INC.
NET OPERATING INCOME
For the three months and years ended December 31, 2013 and 2012 (unaudited)
(in thousands)

	Three months ended		Percent Change	Year ended		Percent Change
	December 31, 2013	December 31, 2012		December 31, 2013	December 31, 2012
Total net operating income (1)
Total rental revenue	$87,011	$86,954	0.1%	$346,145	$335,016	3.3%
Property operating expenses	24,565	23,418	4.9%	95,707	91,166	5.0%
Net operating income	$62,446	$63,536	(1.7%)	$250,438	$243,850	2.7%

NOI margin (NOI / Total rental revenue)	71.8%	73.1%		72.4%	72.8%

Same-property cash NOI (2) (3)
Minimum rent	$51,341	$50,145		$179,765	$174,860
Expense recoveries	17,035	15,470		56,528	54,747
Percentage rent	587	478		3,667	3,551
Total rental revenue	$68,963	$66,093	4.3%	$239,960	$233,158	2.9%

Recoverable operating expenses (4)	$20,415	$19,357		$69,258	$68,200
Non-recoverable operating expenses	966	717		2,591	2,706
Bad debt expense	578	343		1,524	711
Total property operating expenses	21,959	20,417	7.6%	73,373	71,617	2.5%
Net operating income	$47,004	$45,676	2.9%	$166,587	$161,541	3.1%
Growth in same-property NOI	2.9%			3.1%

Physical occupancy	91.8%	92.6%		91.2%	92.2%
Leased occupancy	92.3%	93.6%		91.8%	93.2%

Number of properties included in analysis (3)	114			108

(1) Amounts included in discontinued operations have been included for purposes of this presentation of net operating income ("NOI"). NOI is presented on a GAAP basis.
(2) Excludes the effects of straight-line rent, above/below market rents, lease termination fees, prior year expense recovery adjustments and other items that affect the comparability of the same-property results, if any.
(3) The same-property pool for both NOI and occupancy includes only those properties that we consolidated, owned and operated for the entirety of both periods being compared, except for properties for which significant development, redevelopment or expansion occurred during either of the periods being compared and a property encumbered by a defaulted mortgage loan for which we are in discussions with the lender to sell or surrender our interest.
(4) Recoverable operating expenses include intercompany management fee expense.

EQUITY ONE, INC.
EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION and AMORTIZATION - ADJUSTED CONSOLIDATED EBITDA
For the three months and years ended December 31, 2013 and 2012 (unaudited)
(in thousands)

	Three months ended		Year ended
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Net income (loss)	$12,138	$(30,292)	$88,657	$7,225
Depreciation and amortization	22,488	22,212	91,053	88,311
Interest expense	17,461	19,537	68,951	73,168
Amortization of deferred financing fees	606	647	2,421	2,485
(Gain) loss on extinguishment of debt	(544)	30,229	31	30,602
Acquisition/disposition costs (1)	2,192	1,397	4,246	4,801
Impairment loss	4,038	19,622	10,617	29,441
Gain on sale of depreciable real estate	(2,915)	(2,321)	(39,587)	(16,588)
Income tax (benefit) provision of taxable REIT subsidiaries	(85)	(2,920)	202	(2,503)
Adjusted Consolidated EBITDA	$55,379	$58,111	$226,591	$216,942

Interest expense	$17,461	$19,537	$68,951	$73,168

Adjusted Consolidated EBITDA to interest expense	3.2	3.0	3.3	3.0

Fixed charges
Interest expense	$17,461	$19,537	$68,951	$73,168
Scheduled principal amortization (2)	1,967	1,979	7,532	8,333
Total fixed charges	$19,428	$21,516	$76,483	$81,501

Adjusted Consolidated EBITDA to fixed charges	2.9	2.7	3.0	2.7

Net Debt to Adjusted Consolidated EBITDA (3)	6.6	6.7	6.5	7.2

Amounts reported above include discontinued operations.
(1) Amounts include external costs associated with acquired and disposed properties, acquisition/disposition related expenses and severance costs incurred during the respective period.
(2) Excludes balloon payments upon maturity.
(3) Adjusted Consolidated EBITDA for the period has been annualized.

EQUITY ONE, INC.
CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS
For the three months and years ended December 31, 2013 and 2012 (unaudited)
(in thousands)

	Three months ended		Year ended
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
	(In thousands)
Net income (loss) attributable to Equity One, Inc.	$9,152	$(32,792)	$77,954	$(3,477)
Adjustments:
Rental property depreciation and amortization, net of noncontrolling interest (1)	22,226	21,975	90,097	87,456
Earnings allocated to noncontrolling interest (2)	2,499	—	9,996	—
Pro rata share of real estate depreciation from unconsolidated joint ventures	1,081	877	4,283	3,932
Impairments of depreciable real estate, net of tax (1)	3,323	15,338	6,538	25,156
Gain on disposal of depreciable assets, net of tax (1)	(2,406)	(2,321)	(37,877)	(15,407)
Funds From Operations	35,875	3,077	150,991	97,660
Transaction costs associated with acquisition and disposition activity, net of tax (1) (3) (4)	2,767	1,397	4,821	4,801
Impairment of goodwill and land held for development	715	1,266	3,373	1,266
(Gain) loss on debt extinguishment, net of tax (1)	(544)	30,229	31	30,602
Earnings allocated to noncontrolling interest (2)	—	2,499	—	9,996
Gain on land and outparcel sales, net of controlling interests (1)	(462)	—	(923)	(1,181)
Recurring Funds From Operations	$38,351	$38,468	$158,293	$143,144

(1) Includes amounts classified as discontinued operations.
(2) Represents earnings allocated to unissued shares held by LIH, which have been excluded for purposes of calculating earnings (loss) per diluted share for all periods presented. These amounts have been excluded from the computation of FFO for the three months and year ended December 31, 2012 since their inclusion, and the corresponding inclusion of the unissued shares in the diluted shares, would be anti-dilutive. All other FFO and Recurring FFO calculations include earnings allocated to LIH and the respective weighted average share totals include the LIH shares outstanding as their inclusion is dilutive.
(3) Includes $479,000 and $896,000 of severance costs for the three months and year ended December 31, 2013, respectively, and $97,000 and $154,000 for the three months and year ended December 31, 2012, respectively. Also includes $406,000 and $474,000 of pre-acquisition costs that were expensed for the three months and year ended December 31, 2013, respectively.
(4) Includes pro-rata share of unconsolidated joint ventures.

EQUITY ONE, INC.
CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS
For the three months and years ended December 31, 2013 and 2012 (unaudited)
(in thousands, except per share data)

	Three months ended		Year ended
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Earnings (loss) per diluted share attributable to Equity One, Inc.	$0.08	$(0.28)	$0.65	$(0.04)
Adjustments:
Rental property depreciation and amortization, net of noncontrolling interest	0.17	0.19	0.70	0.76
Earnings allocated to noncontrolling interest (1)	0.02	—	0.08	—
Net adjustment for rounding and earnings attributable to unvested shares (2)	(0.01)	—	(0.05)	0.01
Pro rata share of real estate depreciation from unconsolidated joint ventures	0.01	0.01	0.03	0.03
Impairments of depreciable real estate, net of tax	0.03	0.13	0.05	0.22
Gain on disposal of depreciable assets, net of tax	(0.02)	(0.02)	(0.29)	(0.13)
Funds From Operations per Diluted Share	$0.28	$0.03	$1.17	$0.85
Weighted Average Diluted Shares - Funds from Operations (3)	129,593	117,118	129,129	114,549

Funds From Operations per Diluted Share (4)	$0.28	$0.02	$1.17	$0.78
Transaction costs associated with acquisition and disposition activity, net of tax	0.02	0.01	0.04	0.04
Impairment of goodwill and land held for development	0.01	0.01	0.02	0.01
(Gain) loss on debt extinguishment, net of tax	(0.01)	0.24	—	0.24
Earnings allocated to noncontrolling interest (1)	—	0.02	—	0.08
Gain on land and outparcel sales	—	—	—	(0.01)
Recurring Funds From Operations per Diluted Share	$0.30	$0.30	$1.23	$1.14
Weighted Average Diluted Shares - Recurring Funds from Operations (3)	129,593	128,476	129,129	125,907

(1) Represents earnings allocated to unissued shares held by LIH, which have been excluded for purposes of calculating earnings (loss) per diluted share for all periods presented. These amounts have been excluded from the computation of FFO for the three months and year ended December 31, 2012 since their inclusion, and the corresponding inclusion of the unissued shares in the diluted shares, would be anti-dilutive. All other FFO and Recurring FFO calculations include earnings allocated to LIH and the respective weighted average share totals include the LIH shares outstanding as their inclusion is dilutive.
(2) Represents an adjustment to compensate for the rounding of the individual calculations and to compensate for earnings allocated to unvested shares and shares issuable to LIH.
(3) Weighted average diluted shares used to calculate FFO per share for the three months and year ended December 31, 2013 and Recurring FFO per share for all the periods presented are higher than the GAAP diluted weighted average shares as a result of the dilutive impact of the 11.4 million joint venture units held by LIH which are convertible into our common stock, and also as a result of employee stock options. These convertible units are not included in the diluted weighted average share count for GAAP purposes because their inclusion is anti-dilutive.
(4) For the three months and year ended December 31, 2012, FFO per diluted share used in the computation of Recurring FFO per diluted share has been adjusted to account for the dilutive effect of unissued shares held by LIH. See note (1) above.

EQUITY ONE, INC.
ADDITIONAL DISCLOSURES
For the three months and years ended December 31, 2013 and 2012 (unaudited)
(in thousands)

	Three months ended		Year ended
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Certain non-cash items:
Amortization of deferred financing fees	$606	$647	$2,421	$2,485
Accretion of below market lease intangibles, net	3,414	2,993	12,303	12,469
Share-based compensation expense	1,521	1,649	6,173	6,863
Straight line rent	517	867	2,344	3,994
Capitalized interest	627	936	2,863	4,742
Amortization of premium on notes payable, net	596	564	2,478	2,627

Capital expenditures:
Tenant improvements and allowances	$5,553	$6,100	$14,374	$15,616
Leasing commissions and costs	3,238	2,084	9,370	6,920
Developments	8,632	19,759	22,635	67,354
Redevelopments and expansions	7,784	3,153	23,767	10,136
Maintenance capital expenditures	3,569	1,993	6,701	5,174
Total capital expenditures	$28,776	$33,089	$76,847	$105,200

	December 31, 2013	December 31, 2012
Other assets:
Lease intangible assets, net	$117,200	$125,935
Leasing commissions, net	38,296	33,959
Prepaid expenses and other receivables	26,763	24,334
Straight-line rent receivable, net	21,490	19,464
Deferred financing costs, net	8,347	10,777
Deposits and mortgage escrow	7,763	5,218
Furniture, fixtures and equipment, net	4,406	2,519
Fair value of interest rate swaps	2,944	—
Deferred tax asset	2,390	2,968
Total other assets	$229,599	$225,174

Accounts payable and other liabilities:
Lease intangible liabilities, net	$167,777	$185,061
Prepaid rent	9,450	10,687
Accounts payable and other	53,311	63,757
Total accounts payable and other liabilities	$230,538	$259,505

Cash and Maximum Available Under Lines of Credit as of 12/31/13:
Cash and cash equivalents - unrestricted	$25,583
Available under lines of credit (inclusive of amounts drawn)	413,300
Total Available Funds	$438,883

EQUITY ONE, INC.
TENANT CONCENTRATION - TOP TWENTY-FIVE TENANTS
CONSOLIDATED PROPERTIES
As of December 31, 2013 (unaudited)

Tenant	Number of stores	Credit Rating Moody’s/S&P (1)	Square feet	% of total square feet	Annualized minimum rent	% of total annualized minimum rent	Average annual minimum rent per square foot	Average remaining term of AMR (2)
Top twenty-five tenants
Publix	30	N/A	1,253,633	7.8%	$9,362,135	3.8%	$7.47	6.3
Supervalu	6	B3/B+	398,625	2.5%	8,995,251	3.7%	22.57	2.6
L.A. Fitness	7	N/A	320,897	2.0%	5,874,153	2.4%	18.31	9.1
The TJX Companies	13	A3/A+	371,068	2.3%	5,639,466	2.3%	15.20	4.3
Great Atlantic & Pacific Tea Co.	2	Caa2/CCC	88,018	0.5%	5,489,260	2.2%	62.37	13.2
Bed Bath and Beyond	10	N/A/BBB+	316,993	2.0%	4,546,469	1.8%	14.34	2.8
Sports Authority	4	B3/B-	108,391	0.7%	3,753,410	1.5%	34.63	7.9
CVS Pharmacy	13	Baa1/BBB+	153,211	1.0%	3,708,094	1.5%	24.20	8.0
The Gap, Inc.	7	Baa3/BBB-	119,729	0.7%	3,414,675	1.4%	28.52	6.5
Office Depot	8	B2/B-	209,845	1.3%	3,383,261	1.4%	16.12	3.2
Costco	1	A1/A+	148,295	0.9%	3,085,914	1.3%	20.81	0.7
Winn Dixie	8	N/A	352,628	2.2%	2,692,884	1.1%	7.64	4.1
Staples	7	Baa2/BBB-	144,726	0.9%	2,668,306	1.1%	18.44	3.2
Trader Joe's	6	N/A	68,479	0.4%	2,372,470	1.0%	34.65	8.3
The Container Store	2	B2/B	49,661	0.3%	2,174,212	0.9%	43.78	8.7
Best Buy	4	Baa2/BB	142,831	0.9%	2,104,708	0.9%	14.74	2.4
Nordstrom	2	Baa1/A-	75,418	0.5%	1,958,780	0.8%	25.97	7.7
Target	1	A2/A+	160,346	1.0%	1,924,152	0.8%	12.00	4.6
Goodwill	13	N/A	149,816	0.9%	1,922,000	0.8%	12.83	6.6
Wal-Mart	2	Aa2/AA	175,984	1.1%	1,892,468	0.8%	10.75	4.6
Whole Foods	2	N/A/BBB-	85,907	0.5%	1,820,883	0.7%	21.20	11.0
JP Morgan Chase	10	A3/A+	47,941	0.3%	1,686,509	0.7%	35.18	3.9
Stop & Shop	1	N/A	59,015	0.4%	1,685,484	0.7%	28.56	11.0
Safeway	2	Baa3/BBB	94,584	0.6%	1,654,739	0.7%	17.49	4.8
Kroger	5	Baa2/BBB	224,258	1.4%	1,588,807	0.6%	7.08	3.1

Total top twenty-five tenants	166		5,320,299	33.1%	$85,398,490	34.9%	$16.05	5.9
Note: The above schedule includes properties under development/redevelopment and excludes non-retail properties and properties held in unconsolidated joint ventures and Brawley Commons (see footnote 5 on page 32).
(1) Ratings as of December 31, 2013. Source: Moody’s/S&P.
(2) In years, excluding tenant renewal options. Total top twenty-five tenants is weighted based on annualized minimum rent.

EQUITY ONE, INC.
RECENT LEASING ACTIVITY
For the three months and year ended December 31, 2013 (unaudited)

Category	Total Leases	Total Sq. Ft.	Same Space Leases	Same Space Sq. Ft.	Prior Rent PSF	New Rent PSF	Rent Spread (1)	Same Space TIs PSF (3)
Quarter ended December 31, 2013:
New Leases (1) (5)	47	292,240	30	184,157	$17.42	$35.41	103.2%	$30.60
Renewals & Options	58	260,524	52	234,494	$18.40	$19.98	8.6%	$—
Total New, Renewals & Options (4) (5)	105	552,764	82	418,651	$17.97	$26.77	49.0%	$13.46

Year ended December 31, 2013: (2)
New Leases (1) (5)	158	734,641	96	386,069	$16.84	$26.55	57.6%	$24.51
Renewals & Options	256	1,320,107	242	1,243,560	$14.76	$16.33	10.7%	$0.36
Total New, Renewals & Options (4) (5)	414	2,054,748	338	1,629,629	$15.25	$18.75	23.0%	$6.08

Note: Prior rent and new rent are presented on a “cash basis”, not on a straight-line basis. Excludes unconsolidated joint venture properties, non-retail properties, and developments/redevelopments.
(1) Rent spreads for new leases reflect same-space leasing where amount of rent paid by prior tenant is available regardless of the amount of time the space has been vacant.
(2) Rent spreads exclude leases signed in previous quarters for properties that were subsequently sold.
(3) Amount reflects the impact of tenant concessions and work to be performed by us prior to delivery of the space to the tenant.
(4) Prior rent per square foot and new rent per square foot is computed on a weighted average basis by lease.
(5) Excluding the lease with Barneys New York at 101 7th Avenue, for the quarter and year ended December 31, 2013, the company had rent spreads from new leases of 11.7% and 12.7%, respectively, on a same space basis, and rent spreads from new leases, renewals and options of 9.5% and 11.1%, respectively, on a same space basis. Excluding the lease with Barneys New York, same space tenant improvements per square foot for new leases were $6.30 and $14.06, respectively, for the quarter and year ended December 31, 2013.

EQUITY ONE, INC.
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
As of December 31, 2013 (unaudited)

	ANCHOR TENANTS (SF >= 10,000)				SHOP TENANTS (SF < 10,000)				TOTAL TENANTS
Year	# of leases	Square Feet	% of Total SF	Average Annual Minimum Rent PSF at Expiration	# of leases	Square Feet	% of Total SF	Average Annual Minimum Rent PSF at Expiration	# of leases	Square feet	% of Total SF	Average Annual Minimum Rent PSF at Expiration

M-T-M	1	10,163	0.1%	$6.50	111	225,184	4.5%	$18.51	112	235,347	1.7%	$18.00
2014	48	1,436,174	15.2%	10.73	344	780,703	15.7%	21.00	392	2,216,877	15.4%	14.35
2015	40	1,097,804	11.6%	8.12	293	688,870	13.9%	23.71	333	1,786,674	12.4%	14.13
2016	44	1,577,588	16.7%	12.97	293	655,839	13.2%	25.24	337	2,233,427	15.5%	16.57
2017	33	1,004,612	10.7%	13.37	236	519,979	10.5%	28.23	269	1,524,591	10.6%	18.43
2018	28	860,005	9.1%	11.62	169	467,890	9.4%	26.23	197	1,327,895	9.2%	16.77
2019	9	553,811	5.9%	7.81	51	147,474	3.0%	26.37	60	701,285	4.9%	11.72
2020	15	491,938	5.2%	12.81	38	119,213	2.4%	32.16	53	611,151	4.3%	16.58
2021	10	182,749	2.0%	19.01	30	93,067	1.9%	40.32	40	275,816	1.9%	26.20
2022	15	468,248	5.0%	14.34	38	126,544	2.5%	36.74	53	594,792	4.1%	19.11
Thereafter	48	1,530,675	16.3%	18.72	75	251,267	5.1%	43.45	123	1,781,942	12.4%	22.21
Sub-total / Avg.	291	9,213,767	97.8%	12.78	1,678	4,076,030	82.1%	26.36	1,969	13,289,797	92.4%	16.94
Vacant	8	209,445	2.2%	N/A	443	888,952	17.9%	N/A	451	1,098,397	7.6%	N/A
Total / Avg.	299	9,423,212	100.0%	N/A	2,121	4,964,982	100.0%	N/A	2,420	14,388,194	100.0%	N/A
Note: The above schedules exclude properties under development/redevelopment, non-retail properties, and properties held in unconsolidated joint ventures and Brawley Commons (see footnote 5 on page 32).

EQUITY ONE, INC.
ANNUAL MINIMUM RENT OF OPERATING PROPERTIES BY METRO/REGION
As of December 31, 2013 (unaudited)

Metro or Region	# Properties	Total SF	AMR	% of AMR
Miami Dade/Broward/Palm Beach	32	4,219,862	$60,265,937	28.1%
Naples/Port St. Lucie/Stuart	4	358,817	4,266,530	2.0%
South Florida Region	36	4,578,679	64,532,467	30.1%
California	9	1,942,766	43,414,698	20.2%
West Coast Region	9	1,942,766	43,414,698	20.2%
Atlanta, Georgia	9	883,326	13,732,508	6.4%
Louisiana	11	1,183,601	9,879,791	4.6%
North Carolina	4	489,863	3,257,704	1.5%
Central/South Georgia	2	346,390	2,512,151	1.2%
Other	1	126,841	741,285	0.3%
Southeast Region	27	3,030,021	30,123,439	14.0%
Connecticut	8	981,891	19,112,295	8.9%
Maryland	1	59,153	655,898	0.3%
Massachusetts	7	602,879	11,219,103	5.2%
New York	6	633,780	20,034,451	9.3%
Northeast Region	22	2,277,703	51,021,747	23.7%
Jacksonville/North Florida	7	884,606	9,195,487	4.3%
Tampa/St. Petersburg/Venice/Cape Coral	7	671,708	6,834,144	3.2%
Orlando/Central Florida	5	486,007	3,854,884	1.8%
North Palm Coast	5	516,704	5,822,451	2.7%
North Florida Region	24	2,559,025	25,706,966	12.0%

Total	118	14,388,194	$214,799,317	100.0%

Note: The above excludes properties under development/redevelopment, non-retail properties, properties held in unconsolidated joint ventures and Brawley Commons (see footnote 5 on page 32).

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of December 31, 2013 (unaudited)

											Average
		Year	Total		Number		Supermarket anchor				in-place
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF
NORTH FLORIDA REGION (24)
Orlando / Central Florida (5)
Alafaya Commons	Orlando	1987	126,333	34.9%	19	11					$21.55
Alafaya Village	Orlando	1986	38,118	79.9%	12	4					$23.21
Park Promenade	Orlando	1987 / 2000	128,848	28.9%	12	11				Dollar General	$10.67
Town & Country	Kissimmee	1993	75,181	94.1%	11	3	52,883	Albertsons* (Ross Dress For Less)	10/31/2018		$8.12
Unigold Shopping Center	Winter Park	1987	117,527	88.2%	17	8	52,500	Winn-Dixie	4/30/2017	You Fit	$11.83
Jacksonville / North Florida (7)
Beauclerc Village	Jacksonville	1962 / 1988	68,846	93.1%	7	4				Big Lots / Goodwill / Beall’s Outlet	$9.09
Forest Village	Tallahassee	2000	71,526	78.7%	9	7	37,866	Publix	4/30/2020		$10.33
Ft. Caroline	Jacksonville	1985 / 1995	71,816	86.8%	6	4	45,500	Winn-Dixie	5/31/2015	Citi Trends	$6.92
Mandarin Landing	Jacksonville	1976	139,580	88.6%	21	8	50,000	Whole Foods	12/31/2023	Office Depot / Aveda Institute	$16.58
Oak Hill (2)	Jacksonville	1985 / 1997	78,492	100.0%	17	—	39,795	Publix	3/11/2015	Planet Fitness	$8.36
Pablo Plaza	Jacksonville	1974 / 1998 / 2001 / 2008	146,473	86.0%	18	10	34,400	Publix* (Office Depot)	11/30/2018	Marshalls / HomeGoods	$11.57
South Beach	Jacksonville Beach	1990 / 1991	307,873	88.2%	34	15				Ross / Bed Bath & Beyond / Home Depot / Stein Mart / Staples	$12.65
Tampa / St. Petersburg / Venice / Cape Coral (7)
Charlotte Square	Port Charlotte	1980	96,626	69.9%	12	13				Seafood Buffet / American Signature Furniture	$7.75
Glengary Shoppes	Sarasota	1995	92,844	100.0%	6	—				Best Buy / Barnes & Noble	$19.73
Mariners Crossing	Spring Hill	1989 / 1999	97,812	85.9%	15	3	48,315	Sweet Bay	8/15/2020		$10.13
Shoppes of North Port	North Port	1991	84,705	86.2%	14	7				You Fit Health Club / Goodwill	$8.76
Sunlake	Tampa	2008	94,397	91.3%	19	6	45,600	Publix	12/31/2028		$18.75
Sunpoint Shopping Center	Ruskin	1984	132,374	83.0%	18	7				Goodwill / Big Lots / Chapter 13 Trustee / The Crossing Church	$7.90
Walden Woods	Plant City	1985 /1998 / 2003	72,950	87.3%	10	5				Dollar Tree / Aaron Rents / Dollar General	$7.92

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of December 31, 2013 (unaudited)

											Average
		Year	Total		Number		Supermarket anchor				in-place
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF
North Palm Coast (5)
New Smyrna Beach	New Smyrna Beach	1987	118,451	87.8%	29	5	42,112	Publix	9/23/2017		$12.32
Old King Commons	Palm Coast	1988	84,759	94.6%	12	3				Staples / Beall's Outlet / Planet Fitness	$9.40
Ryanwood	Vero Beach	1987	114,925	82.9%	20	12	39,795	Publix	3/23/2017	Beall’s Outlet / Books-A-Million	$11.07
South Point Center	Vero Beach	2003	64,790	94.1%	12	3	44,840	Publix	11/30/2023		$15.74
Treasure Coast	Vero Beach	1983	133,779	98.9%	23	1	59,450	Publix	7/31/2026	TJ Maxx	$13.40
TOTAL SHOPPING CENTERS NORTH FLORIDA REGION (24)			2,559,025	82.8%	373	150	593,056				$12.13

SOUTH FLORIDA REGION (36)
Miami-Dade / Broward / Palm Beach (32)
Aventura Square	Aventura	1991	143,250	100.0%	10	—				Babies R Us / Jewelry Exchange / Old Navy / Bed Bath & Beyond / DSW	$24.36
Bird Ludlum	Miami	1988 / 1998	192,274	94.2%	42	6	44,400	Winn-Dixie	12/31/2017	CVS Pharmacy / Goodwill	$19.88
Bluffs Square	Jupiter	1986	123,917	81.0%	22	9	39,795	Publix	10/22/2016	Walgreens	$12.89
Chapel Trail	Pembroke Pines	2007	56,378	100.0%	4	—				LA Fitness	$23.72
Coral Reef Shopping Center	Palmetto Bay	1968 / 1990	74,680	91.5%	13	4				Office Depot / Walgreens	$26.15
Countryside Shops	Cooper City	1986 /1988 / 1991	179,561	86.4%	37	10	39,795	Publix	12/4/2015	Stein Mart	$14.25
Crossroads Square	Pembroke Pines	1973	81,587	86.0%	15	8				CVS Pharmacy / Goodwill	$18.26
El Novillo	Miami Beach	1970 / 2000	10,000	100.0%	1	—				Sakura Japanese Buffet	$17.00
Greenwood	Palm Springs	1982 / 1994	133,438	89.4%	28	7	50,032	Publix	12/5/2014	Beall’s Outlet	$14.42
Hammocks Town Center	Miami	1987 / 1993	168,834	97.7%	34	3	39,795	Publix	6/24/2017	Metro Dade Library / CVS Pharmacy / Porky’s Gym	$15.16
Jonathan’s Landing	Jupiter	1997	26,820	75.4%	9	3					$20.91
Lago Mar	Miami	1995	82,613	92.7%	15	3	42,323	Publix	9/13/2015		$13.65
Lantana Village	Lantana	1976 / 1999	181,780	97.6%	22	3	39,473	Winn-Dixie	2/15/2016	Kmart / Rite Aid* (Family Dollar)	$7.52
Magnolia Shoppes	Fort Lauderdale	1998	114,118	94.5%	14	3				Regal Cinemas / Deal$	$12.86
Shoppes of Oakbrook	Palm Beach Gardens	1974 / 2000 / 2003	199,633	92.6%	22	8	44,400	Publix	11/30/2020	Stein Mart / Homegoods / CVS Pharmacy / Bassett Furniture / Duffy’s	$14.87
Oaktree Plaza	North Palm Beach	1985	23,745	81.9%	14	6					$16.70
Pine Island	Davie	1999	254,907	91.9%	35	9	39,943	Publix	11/30/2018	Burlington Coat Factory / Staples / You Fit Health Club	$13.21

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of December 31, 2013 (unaudited)

											Average
		Year	Total		Number		Supermarket anchor				in-place
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF
Point Royale	Miami	1970 / 2000	181,381	93.8%	23	4	45,350	Winn-Dixie	2/15/2015	Best Buy / Pasteur Medical	$12.44
Prosperity Centre	Palm Beach Gardens	1993	122,014	96.6%	9	1				Office Depot / CVS Pharmacy / Bed Bath & Beyond / TJ Maxx	$18.19
Ridge Plaza	Davie	1984 / 1999	155,204	95.3%	20	6				Ridge Cinema / Kabooms / United Collection / Round Up / Goodwill	$11.92
Riverside Square	Coral Springs	1987	103,241	80.1%	19	13	39,795	Publix	2/18/2017		$11.27
Sawgrass Promenade	Deerfield Beach	1982 / 1998	107,092	80.7%	16	8	36,464	Publix	12/15/2014	Walgreens / Dollar Tree	$10.64
Sheridan Plaza	Hollywood	1973 / 1991	508,455	97.2%	56	5	65,537	Publix	10/9/2016	Kohl’s / Ross / Bed Bath & Beyond / Pet Supplies Plus / LA Fitness / Office Depot / Assoc. in Neurology	$16.04
Shoppes of Andros Isles	West Palm Beach	2000	79,420	82.4%	10	8	51,420	Publix	2/29/2020		$11.73
Shoppes of Silverlakes	Pembroke Pines	1995 / 1997	126,789	88.6%	29	8	47,814	Publix	6/14/2015	Goodwill	$16.61
Shops at Skylake	North Miami Beach	1999 / 2005 / 2006	287,168	95.6%	44	5	51,420	Publix	7/31/2019	TJ Maxx / LA Fitness / Goodwill	$19.31
Tamarac Town Square	Tamarac	1987	124,585	86.8%	28	11	37,764	Publix	12/15/2019	Dollar Tree / Pivot Education	$11.83
Waterstone	Homestead	2005	61,000	100.0%	9	—	45,600	Publix	7/31/2025		$14.99
West Bird	Miami	1977 / 2000	99,864	92.5%	25	3	37,949	Publix	8/31/2020	CVS Pharmacy	$14.35
West Lakes Plaza	Miami	1984 / 2000	100,747	95.4%	26	1	46,216	Winn-Dixie	5/22/2016	Navarro Pharmacy	$14.52
Westport Plaza	Davie	2002	49,533	97.6%	7	1	27,887	Publix	11/30/2022		$17.75
Young Circle	Hollywood	1962 / 1997	65,834	98.1%	9	1	23,124	Publix	11/30/2016	Walgreens	$15.64
Naples / Port St. Lucie / Stuart (4)
Cashmere Corners	Port St. Lucie	2001	89,234	92.1%	12	4	59,448	Albertsons	4/30/2025		$7.64
Pavilion	Naples	1982 / 2001 / 2011	167,745	89.0%	31	9				Paragon Theaters / L.A. Fitness / Anthony's	$17.39
Salerno Village	Stuart	1987	82,477	86.3%	11	9	45,802	Winn-Dixie	3/23/2019	CVS Pharmacy	$10.79
Shops at St. Lucie	Port St. Lucie	2006	19,361	65.2%	7	3					$21.77
TOTAL SHOPPING CENTERS SOUTH FLORIDA REGION (36)			4,578,679	92.3%	728	182	1,041,546				$15.27

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of December 31, 2013 (unaudited)

											Average
		Year	Total		Number		Supermarket anchor				in-place
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF
SOUTHEAST REGION (27)

GEORGIA (11)
Atlanta (9)
BridgeMill	Canton	2000	89,102	90.6%	24	5	37,888	Publix	1/31/2020		$16.22
Buckhead Station	Atlanta	1996	233,739	98.3%	13	2				Bed Bath & Beyond / TJ Maxx / Old Navy / Toys R Us / DSW / Ulta 3 / Nordstrom Rack	$21.28
Chastain Square	Atlanta	1981 / 2001	91,637	100.0%	26	—	37,366	Publix	5/31/2024		$18.61
Hairston Center	Decatur	2000	13,000	92.3%	7	1					$11.95
Hampton Oaks	Fairburn	2009	20,842	35.9%	4	7					$11.35
Market Place	Norcross	1976	73,686	93.4%	18	5				Galaxy Cinema	$11.84
Piedmont Peachtree Crossing	Buckhead	1978 / 1998	152,239	98.6%	27	1	55,520	Kroger	2/28/2015	Cost Plus Store / Binders Art Supplies	$19.18
Wesley Chapel	Decatur	1989	164,153	83.1%	17	12	32,000	Little Giant	6/30/2019	Everest Institute* / Deal$ / Planet Fitness	$8.39
Williamsburg @ Dunwoody	Dunwoody	1983	44,928	83.8%	20	6					$20.29
Central / South Georgia (2)
Daniel Village	Augusta	1956 / 1997	172,438	66.5%	25	14	45,971	Bi-Lo	3/31/2022		$9.63
McAlpin Square	Savannah	1979	173,952	96.6%	23	2	43,600	Kroger	8/31/2015	Big Lots / Habitat for Humanity / Savannah-Skidaway	$8.38

TOTAL SHOPPING CENTERS GEORGIA (11)			1,229,716	89.2%	204	55	252,345				$14.72

LOUISIANA (11)
Ambassador Row	Lafayette	1980 / 1991	194,678	83.5%	24	2				Big Lots / Chuck E Cheese / Planet Fitness / JoAnn Fabrics	$10.83
Ambassador Row Courtyard	Lafayette	1986 / 1991 / 2005	146,697	90.9%	20	3				Bed Bath & Beyond / Marshalls / Hancock Fabrics / Unitech Training Academy / Tuesday Morning	$10.52
Bluebonnet Village	Baton Rouge	1983	101,585	98.2%	22	4	33,387	Matherne’s	11/30/2015	Office Depot	$12.23
Boulevard	Lafayette	1976 / 1994	68,012	93.1%	12	2				Piccadilly / Harbor Freight Tools / Golfballs.com	$9.20

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of December 31, 2013 (unaudited)

											Average
		Year	Total		Number		Supermarket anchor				in-place
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF
Country Club Plaza	Slidell	1982 / 1994	64,686	86.8%	8	2	33,387	Winn-Dixie	1/31/2018		$6.79
Crossing	Slidell	1988 / 1993	113,989	92.8%	10	5	58,432	Save A Center	9/28/2039	A-1 Home Appliance / Piccadilly	$5.25
Elmwood Oaks	Harahan	1989	130,284	100.0%	10	—				Academy Sports / Dollar Tree / Tuesday Morning	$9.16
Plaza Acadienne	Eunice	1980	59,419	100.0%	7	—	28,092	Super 1 Store	6/30/2020	Fred’s Store	$4.38
Sherwood South	Baton Rouge	1972 / 1988 / 1992	77,230	100.0%	7	—				Burke’s Outlet / Harbor Freight Tools / Ideal Market	$6.20
Siegen Village	Baton Rouge	1988	170,416	98.9%	19	1				Office Depot / Big Lots / Dollar Tree / Planet Fitness / Party City	$10.19
Tarpon Heights	Galliano	1982	56,605	95.5%	8	1				Stage / Dollar General	$6.07

TOTAL SHOPPING CENTERS LOUISIANA (11)			1,183,601	93.8%	147	20	153,298				$8.90

NORTH CAROLINA (4)
Centre Pointe Plaza	Smithfield	1989	159,383	99.2%	22	2				Belk’s / Dollar Tree / Aaron Rents / Burke’s Outlet Stores	$6.35
Riverview Shopping Center	Durham	1973 / 1995	128,498	93.1%	12	4	53,538	Kroger	12/31/2014	Upchurch Drugs / Riverview Galleries	$8.58
Stanley Market Place (2)	Stanley	2007	53,228	94.1%	5	2	34,928	Food Lion	5/15/2027	Family Dollar	$9.84
Thomasville Commons	Thomasville	1991	148,754	90.5%	10	4	32,000	Ingles	9/30/2017	Kmart	$5.44

TOTAL SHOPPING CENTERS NORTH CAROLINA (4)			489,863	94.4%	49	12	120,466				$7.04

VIRGINIA (1)
Smyth Valley Crossing	Marion	1989	126,841	97.2%	12	2	32,000	Ingles	9/25/2015	Walmart	$6.01

TOTAL SHOPPING CENTERS VIRGINIA (1)			126,841	97.2%	12	2	32,000				$6.01

TOTAL SHOPPING CENTERS SOUTHEAST REGION (27)			3,030,021	92.2%	412	89	558,109				$10.75

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of December 31, 2013 (unaudited)

											Average
		Year	Total		Number		Supermarket anchor				in-place
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF
NORTHEAST REGION (22)
CONNECTICUT (8)
Brookside Plaza	Enfield	1985 / 2006	214,030	93.9%	24	2	59,648	Wakefern Food	8/31/2015	Bed Bath & Beyond / Walgreens / Staples /PetSmart	$13.74
Compo Acres (4)	Westport	1960 / 2011	42,779	93.2%	15	1	11,731	Trader Joe’s	2/28/2022		$46.33
Copps Hill	Ridgefield	1979 / 2002	184,528	100.0%	9	—	59,015	Stop & Shop	12/31/2024	Kohl’s / Rite Aid	$13.61
Darinor Plaza (4)	Norwalk	1978	151,198	100.0%	13	—				Kohl's / Old Navy / Party City	$16.73
Danbury Green	Danbury	1985 / 2006	124,095	100.0%	11	—	11,850	Trader Joe’s	1/31/2023	Rite Aid / Annie Sez / Staples / DSW / Danbury Hilton Garden Inn	$20.75
Post Road Plaza (4)	Darien	1978	20,005	100.0%	4	—	8,487	Trader Joe's	8/13/2017		$43.92
Southbury Green	Southbury	1979 / 2002	156,215	97.6%	22	2	60,113	ShopRite	7/31/2022	Staples	$21.99
The Village Center (1) (4)	Westport	1969-1973 / 2009-2010	89,041	95.1%	25	2	22,052	Fresh Market	10/31/2024		$31.34
TOTAL SHOPPING CENTERS CONNECTICUT (8)			981,891	97.6%	123	7	232,896				$19.95

MARYLAND (1)
Westwood Complex (1) (4)	Bethesda	1958-1960 / 2001	59,153	100.0%	3	—				Bowlmor Lanes / CITGO	$11.09

TOTAL SHOPPING CENTERS MARYLAND (1)			59,153	100.0%	3	—					$11.03

MASSACHUSETTS (7)
Cambridge Star Market	Cambridge	1953 / 1997	66,108	100.0%	1	—	66,108	Star Market	1/2/2016		$30.25
Medford Shaw’s Supermarket	Medford	1995	62,656	100.0%	2	—	60,356	Shaw’s	1/1/2016		$26.92
Plymouth Shaw’s Supermarket	Plymouth	1993	59,726	100.0%	1	—	59,726	Shaw’s	1/1/2016		$19.99
Quincy Star Market	Quincy	1965 / 1995	100,741	100.0%	1	—	100,741	Star Market	1/2/2016		$19.53
Swampscott Whole Foods	Swampscott	1967 / 2005	35,907	100.0%	1	—	35,907	Whole Foods	1/1/2026		$24.95
Webster Plaza	Webster	1963 / 1998	201,425	98.2%	14	1	56,766	Shaw’s	2/28/2023	K Mart	$8.16
West Roxbury Shaw’s Plaza	West Roxbury	1973 / 1995 / 2006	76,316	93.3%	9	4	54,928	Shaw’s	1/2/2016		$26.14

TOTAL SHOPPING CENTERS MASSACHUSETTS (7)			602,879	98.6%	29	5	434,532				$18.88

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of December 31, 2013 (unaudited)

											Average
		Year	Total		Number		Supermarket anchor				in-place
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF
NEW YORK (6)
1175 Third Avenue	Manhattan	1995	25,350	100.0%	1	—	25,350	Food Emporium	4/30/2023		$105.29
90-30 Metropolitan	Queens	2007	59,815	100.0%	5	—	10,890	Trader Joe's	1/31/2023	Staples / Michael’s	$30.03
101 7th Avenue	Manhattan	1930	56,870	100.0%	1	—				Loehmann’s	$24.62
1225-1239 Second Avenue (1) (4)	Manhattan	1964/1987	18,474	96.8%	5	1				CVS Pharmacy	$105.30
Clocktower Plaza (4)	Queens	1985/1995	78,820	100.0%	8	—	62,668	Pathmark	11/30/2030		$45.04
Westbury Plaza (4)	Westbury	1993 / 2004	394,451	100.0%	12	—	—			Costco / Marshalls / Sports Authority / Walmart	$22.15

TOTAL SHOPPING CENTERS NEW YORK (6)			633,780	99.9%	32	1	98,908				$31.64

TOTAL SHOPPING CENTERS NORTHEAST REGION (22)			2,277,703	98.5%	187	13	766,336				$22.73

WEST COAST REGION (9)
CALIFORNIA (9)
Circle Center West	Long Beach	1989	64,403	94.1%	14	3				Marshalls	$20.15
Culver Center	Culver City	1950 / 2000	216,646	97.1%	31	2	36,578	Ralph’s	10/31/2015	LA Fitness / Sit N Sleep / Tuesday Morning / Best Buy	$28.27
Marketplace Shopping Center	Davis	1990	111,156	100.0%	23	—	35,018	Safeway	7/31/2014	Petco / CVS Pharmacy	$22.94
Plaza Escuela	Walnut Creek	2002	152,452	100.0%	24	—				AAA / Yoga Works / The Container Store / Cheesecake Factory / Forever 21 / Sports Authority	$44.98
Pleasanton Plaza (1) (4)	Pleasanton	1981	163,469	96.1%	20	3				JC Penney / Cost Plus / Design's School of Cosmetology / Office Max	$12.63
Potrero (4)	San Francisco	1968 / 1997	226,642	99.9%	26	1	59,566	Safeway	9/30/2020	24 Hour Fitness / Party City / Petco / Office Depot / Ross	$29.95
Ralph's Circle Center	Long Beach	1983	59,837	100.0%	12	—	35,022	Ralph’s	11/30/2025		$17.36
Serramonte	Daly City	1968	799,808	97.7%	96	7				Macy’s / JC Penney / Target / Daiso / H&M / Forever 21 / A’Gaci / Crunch Gym	$18.51
Von’s Circle Center	Long Beach	1972	148,353	98.9%	23	1	45,253	Von’s	7/31/2022	Rite Aid / Ross	$17.48

TOTAL SHOPPING CENTERS CALIFORNIA (9)			1,942,766	98.1%	269	17	211,437				$22.52

TOTAL SHOPPING CENTERS WEST COAST REGION (9)			1,942,766	98.1%	269	17	211,437				$22.52

TOTAL CONSOLIDATED SHOPPING CENTER PORTFOLIO (118)			14,388,194	92.4%	1,969	451	3,170,484				$16.16

 EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of December 31, 2013 (unaudited)

											Average
		Year	Total		Number		Supermarket anchor				in-place
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF
NON-RETAIL PROPERTIES (6) (1) (4)
200 Potrero	San Francisco, CA	1928	30,500	55.1%	1	1				Golden Bear Sportswear
4101 South I-85 Industrial	Charlotte, NC	1956 / 1963	188,513	100.0%	1	—				Park ’N Go
Banco Popular Office Building	Miami, FL	1971	32,737	82.5%	14	5
Prosperity Office Building	Palm Beach Gdns, FL	1972	3,200	50.0%	1	1
Westwood - Manor Care	Bethesda, MD	1976	41,123	100.0%	1	—				Manor Care
Westwood Towers	Bethesda, MD	1968 / 1997	211,020	100.0%	2	—				Housing Opportunities

TOTAL NON-RETAIL PROPERTIES (6) (1) (4)			507,093	95.9%	20	7	—

TOTAL EXCLUDING DEVELOPMENTS, REDEVELOPMENTS & LAND (124)			14,895,287	92.5%	1,989	458	3,170,484

DEVELOPMENTS, REDEVELOPMENTS & LAND (16) (1) (4)
Developments	See Schedule on Page 28.
Redevelopments	See Schedule on Page 28.
Land Held for Development (3)

TOTAL CONSOLIDATED - 140 Properties
Note: Total square footage does not include shadow anchor square footage that is not owned by Equity One but does include square footage for ground leases. Additionally, Brawley Commons in the Southeast Region with GLA totaling 119,189 sq. ft. was excluded from the above and from the same property pool. See footnote 5 on page 32.
* Indicates a tenant which continues to pay rent, but has closed its store and ceased operations. The subtenant, if any, is shown in (  ).
(1) Not included in the same property pool for the quarter ended December 31, 2013.
(2) Property is classified as held for sale.
(3) The total carrying value of land held for development as of December 31, 2013 is $27.7 million.
(4) Not included in the same property pool for the year ended December 31, 2013.

EQUITY ONE, INC.
REAL ESTATE ACQUISITIONS AND DISPOSITIONS
For the year ended December 31, 2013 (unaudited)
(in thousands, except for square footage)

2013 Acquisition Activity
Date Purchased	Property Name	City	State	Square Feet / Acres		Purchase Price	Mortgage Assumed
December 30, 2013	Kirkman Shoppes - land outparcel	Orlando	FL	0.8	(1)	$3,000	$—
October 25, 2013	Pleasanton Plaza	Pleasanton	CA	163,469		30,900	20,021
October 23, 2013	The Village Center	Westport	CT	89,041		54,250	15,680
September 5, 2013	Manor Care	Bethesda	MD	41,123		13,000	—
September 5, 2013	5335 CITGO	Bethesda	MD	18,128		6,000	—
September 5, 2013	5471 CITGO	Bethesda	MD	14,025		4,000	—
June 5, 2013	Westwood Towers	Bethesda	MD	211,020		25,000	—
May 7, 2013	Bowlmor Lanes	Bethesda	MD	27,000		12,000	—
Total Purchased						$148,150	$35,701

 (1) In acres.

EQUITY ONE, INC.
REAL ESTATE ACQUISITIONS AND DISPOSITIONS
For the year ended December 31, 2013 (unaudited)
(in thousands, except for square footage)

2013 Disposition Activity
Date Sold	Property Name	City	State	Square Feet / Acres		Gross Sales Price	Gain (Loss) on Sale
Income producing properties sold
December 20, 2013	Spalding Village	Griffin	GA	235,318		$5,600	$(3,070)
December 19, 2013	Canyon Trails Towne Center	Goodyear	AZ	202,196		23,500	4,014
December 16, 2013	Danville-San Ramon Medical Center	Danville	CA	74,599		15,300	(23)
December 9, 2013	Walton Plaza	Augusta	GA	43,460		2,300	(59)
December 6, 2013	Shipyard Plaza	Pascagoula	MS	66,857		3,900	910
November 20, 2013	Powers Ferry Plaza	Marietta	GA	86,401		7,750	(168)
September 25, 2013	Regency Crossing	Port Richey	FL	85,864		6,550	(85)
September 18, 2013	Paulding Commons	Hiram	GA	209,676		18,150	(246)
August 16, 2013	Willowdaile Shopping Center	Durham	NC	95,601		5,200	(43)
August 7, 2013	Village at Northshore	Slidell	LA	144,638		9,450	(117)
July 19, 2013	The Galleria	Wilmington	NC	92,114		3,760	(19)
July 1, 2013	CVS Plaza	Miami	FL	18,214		4,400	219
June 27, 2013	Providence Square	Charlotte	NC	85,930		2,000	193
June 18, 2013	Medical & Merchants	Jacksonville	FL	156,153		12,000	1,122
June 18, 2013	Meadows	Miami	FL	75,524		15,242	7,647
June 18, 2013	Plaza Alegre	Miami	FL	88,411		20,633	12,003
June 7, 2013	Chestnut Square	Brevard	NC	34,260		6,000	505
May 1, 2013	Madison Centre	Madison	AL	64,837		7,350	2,181
April 4, 2013	Lutz Lake Crossing	Lutz	FL	64,985		10,550	1,887
April 4, 2013	Seven Hills	Spring Hill	FL	72,590		7,750	720
March 29, 2013	Middle Beach Shopping Center	Panama City Beach	FL	69,277		2,350	(320)
March 22, 2013	Douglas Commons	Douglasville	GA	97,027		12,000	2,057
March 22, 2013	North Village Center	North Myrtle Beach	SC	60,356		2,365	(239)
March 22, 2013	Windy Hill Shopping Center	North Myrtle Beach	SC	68,465		2,635	(278)
February 13, 2013	Macland Pointe	Marietta	GA	79,699		9,150	544
January 23, 2013	Shoppes of Eastwood	Orlando	FL	69,037		11,600	4,441
January 15, 2013	Butler Creek	Acworth	GA	95,597		10,650	1,131
January 15, 2013	Fairview Oaks	Ellenwood	GA	77,052		9,300	957
January 15, 2013	Grassland Crossing	Alpharetta	GA	90,906		9,700	(522)
January 15, 2013	Mableton Crossing	Mableton	GA	86,819		11,500	2,784
January 15, 2013	Hamilton Ridge	Buford	GA	90,996		11,800	(242)
January 15, 2013	Shops at Westridge	McDonough	GA	66,297		7,550	678
						$287,985	$38,562

Outparcels sold
October 31, 2013	Canyon Trails - land outparcel	Goodyear	AZ	0.90	(1)	$695	$513
September 10, 2013	Willowdaile - Subway	Durham	NC	2,384		700	—
June 21, 2013	Canyon Trails - Jack in the Box	Goodyear	AZ	4,000		1,980	75
May 23, 2013	Canyon Trails - Chase Pad	Goodyear	AZ	4,200		3,850	437
						7,225	1,025
						$295,210	$39,587

(1) In acres.

EQUITY ONE, INC.
REAL ESTATE DEVELOPMENTS AND REDEVELOPMENTS
As of December 31, 2013 (unaudited)
(in thousands, except square footage data)

Project	Location	Project GLA (1)	Total GLA (2)	Anchors	Target Stabilization Date (3)	Estimated Gross Cost (4)	Estimated Net Cost (5)		Incurred as of 12/31/13		Balance to Complete (Gross Cost)
Active Developments
Broadway Plaza (6)	Bronx, NY	148,293	148,293	TJ Maxx / Sports Authority / Aldi's	2015	$66,522	$66,522		$27,981		$38,541
Subtotal		148,293	148,293			66,522	66,522		27,981		38,541
Active Redevelopments
Boca Village Square	Boca Raton, FL	42,012	92,394	CVS Pharmacy	3Q14	11,161	10,911		8,646		2,515
Boynton Plaza	Boynton Beach, FL	53,785	107,479	Publix	1Q15	8,109	7,608		486		7,623
Kirkman Shoppes (7)	Orlando, FL	57,422	116,047	L.A. Fitness / Walgreens	3Q15	13,094	13,094		3,334		9,760
Lake Mary Centre	Lake Mary, FL	49,515	336,481	Ross / Fresh Market	3Q14	4,893	4,893		2,656		2,237
Serramonte Shopping Center (8)	Daly City, CA	83,218	883,026	Dick's Sporting Goods	2Q14	19,270	19,150		15,764		3,506
Summerlin Square (9)	Ft. Myers, FL	15,000	195,000	Large National Retailer	2Q14	2,227	2,127		1,250		977
Willows Shopping Center	Concord, CA	47,656	251,467	Ulta / Lazy Dog / Old Navy / UFC Gym	3Q15	13,460	13,460		2,060		11,400
Subtotal		348,608	1,981,894			72,214	71,243		34,196		38,018
Total Active Developments and Redevelopments		496,901	2,130,187			138,736	137,765		62,177		76,559
Developments and Redevelopments Pending Twelve Month Stabilization
The Gallery at Westbury	Westbury, NY	311,705	311,705	Container Store / Nordstrom Rack / Trader Joe's / Saks Off Fifth / Banana Republic Outlet/ Bloomingdales Outlet / Sports Authority Elite / Old Navy / Ulta / Home Goods	4Q13	149,600	128,600	(10)	141,736		7,864
Atlantic Village	Atlantic Beach, FL	39,795	100,559	L.A. Fitness	2Q13	4,609	4,609		4,629		—
Pine Ridge	Coral Springs, FL	41,886	117,744	Marshalls / Ulta	4Q12	4,605	4,605		4,818		—
Subtotal		393,386	530,008			158,814	137,814		151,183		7,864
Total Development and Redevelopment Activity		890,287	2,660,195			$297,550	$275,579		$213,360	(11)	$84,423

(1) Project GLA is subject to change based upon changes related to build-to-suit requests and other tenant driven changes.
(2) Total GLA represents all GLA for the corresponding property and, for redevelopments, includes portions of center not subject to redevelopment.
(3) Target stabilization date reflects the date that construction is expected to be complete and the anchors commence rent. Properties may continue to be reflected in development or redevelopment until they are included in our same property pool, which is normally one year from rent commencement. (This period may be in excess of one year to the extent that the anchors commence rent but receive rent concessions or other forms of reduced rent for a limited period following rent commencement.)
(4) For developments, includes actual cost of land.
(5) After sales of outparcels and construction cost reimbursements.
(6) Project budget updated to reflect the development of a two-story building comprised of 33,000 square feet of GLA on two adjacent outparcels.
(7) Project budget updated to reflect the development of a freestanding Walgreens on an adjacent outparcel that was acquired in December 2013.
(8) This property is included in the same property pool as of December 31, 2013 with a GLA that excludes the project GLA.
(9) This property is classified as held for sale as of December 31, 2013. Three outparcels will be retained and redeveloped.
(10) Estimated net costs includes estimate of tax refunds for eligible costs incurred as part of our participation in New York State's Brownfield Cleanup Program.
(11) Includes an aggregate of $11.8 million in costs incurred but not yet funded as of December 31, 2013.

EQUITY ONE, INC.
DEBT SUMMARY
As of December 31, 2013, 2012 and 2011 (unaudited)
(in thousands)

	December 31, 2013	December 31, 2012	December 31, 2011
Fixed rate debt	$1,161,291	$1,173,110	$1,190,174
Variable rate debt - swapped to fixed rate	250,000	250,000	—
Variable rate debt - unhedged	91,000	172,000	138,000
Total debt	$1,502,291	$1,595,110	$1,328,174

% Fixed rate debt	77.3%	73.5%	89.6%
% Variable rate debt - swapped to fixed rate	16.6%	15.7%	—%
% Variable rate debt - unhedged	6.1%	10.8%	10.4%
Total	100.0%	100.0%	100.0%

Secured mortgage debt	$430,155	$441,974	$499,038
Unsecured debt	1,072,136	1,153,136	829,136
Total debt	$1,502,291	$1,595,110	$1,328,174

% Secured mortgage debt	28.6%	27.7%	37.6%
% Unsecured debt	71.4%	72.3%	62.4%
Total	100.0%	100.0%	100.0%

Total market capitalization (from page 6)	$4,428,129	$4,305,536	$3,438,335

% Secured mortgage debt	9.7%	10.3%	14.5%
% Unsecured debt	24.2%	26.8%	24.1%
Total debt : Total market capitalization	33.9%	37.1%	38.6%

Weighted average interest rate on secured mortgage debt (1)	5.99%	6.09%	6.14%
Weighted average interest rate on unsecured senior notes (1)	5.02%	5.02%	6.06%
Interest rate on term loans	3.17%	3.37%	N/A
Weighted average interest rate on total debt (1) (2)	4.99%	5.06%	6.09%
Weighted average interest rate on revolving credit facilities (1)	1.30%	1.77%	1.85%

Weighted average maturity on secured mortgage debt	4.3 years	5.2 years	5.8 years
Weighted average maturity on unsecured senior notes	5.3 years	6.3 years	4.1 years
Maturity on term loan	5.1 years	6.1 years	N/A
Weighted average maturity on total debt (2)	5.0 years	5.9 years	4.8 years

Note: All amounts and calculations exclude unamortized / unaccreted premium / (discount) on mortgages and senior notes and include secured mortgage debt related to properties held for sale.

(1)	Weighted average interest rates are calculated based on balances outstanding at the respective dates.

(2)	Weighted average maturity on total debt and weighted average interest rate on total debt excludes amounts drawn under the revolving credit facility, which expires on September 30, 2015.

EQUITY ONE, INC.
CONSOLIDATED DEBT MATURITY SCHEDULE
As of December 31, 2013 (unaudited)
(in thousands)

	Secured Debt			Unsecured Debt			Premium/(Discount) Scheduled Amortization	Total	Weighted average interest rate at maturity		Percent of debt maturing
Year	Scheduled amortization	Balloon payments		Revolving Credit Facilities	Senior Notes	Term Loan

2014	$7,985	$12,994	(2)	$—	$—	$—	$2,770	$23,749	6.0%		1.6%
2015	7,711	73,949		91,000	107,505	—	1,607	281,772	5.4%	(1)	18.7%
2016	7,286	120,824		—	105,230	—	901	234,241	6.0%		15.5%
2017	6,567	64,000		—	218,401	—	623	289,591	6.0%		19.2%
2018	6,777	54,754		—	—	—	250	61,781	6.3%		4.1%
2019	5,563	18,330		—	—	250,000	107	274,000	3.4%		18.2%
2020	5,506	—		—	—	—	(28)	5,478	—%		0.4%
2021	5,513	3,761		—	—	—	(70)	9,204	7.9%		0.6%
2022	5,611	—		—	300,000	—	(78)	305,533	3.8%		20.2%
Thereafter	19,010	4,014		—	—	—	36	23,060	7.9%		1.5%
Total	$77,529	$352,626		$91,000	$731,136	$250,000	$6,118	$1,508,409	4.9%	(1)	100.0%

(1) Excludes the revolving credit facility. Including the amounts drawn under the revolving credit facility, the weighted average interest rate would be 4.1% for 2015 and 4.7% in total.
(2) Balloon payments include $6.5 million pertaining to mortgage debt that matured on July 1, 2013 and remains unpaid (see footnote 5 on page 32).

EQUITY ONE, INC.
CONSOLIDATED DEBT SUMMARY
As of December 31, 2013 and 2012 (unaudited)
(in thousands)

Debt Instrument	Maturity Date	Rate		December 31, 2013	December 31, 2012	Percent of Overall Debt Maturing
Mortgage Debt
Buckhead Station	09/01/2013	6.880%		$—	$24,166	—%
Brawley Commons (5)	07/01/2013	6.250%		6,485	6,534	0.4%
South Point	07/10/2014	5.720%		6,666	6,924	0.4%
Southbury Green	01/05/2015	5.200%		21,000	21,000	1.4%
Marketplace Shopping Center	02/19/2015	6.250%		15,934	16,164	1.1%
Darinor Plaza	04/01/2015	5.370%		18,322	18,658	1.2%
Pleasanton Plaza	06/01/2015	5.316%		19,968	—	1.3%
Danbury Green	01/05/2016	5.850%		24,700	24,700	1.6%
1225-1239 Second Avenue	06/01/2016	6.325%		16,457	16,655	1.1%
Glengary Shoppes	06/11/2016	5.750%		15,808	16,079	1.1%
Magnolia Shoppes	07/11/2016	6.160%		13,558	13,807	0.9%
Willows Shopping Center	10/11/2016	5.900%		54,544	55,245	3.6%
Culver Center	05/06/2017	5.580%		64,000	64,000	4.2%
Sheridan Plaza	10/10/2018	6.250%		60,500	61,488	4.0%
1175 Third Avenue	05/01/2019	7.000%		6,765	7,001	0.5%
The Village Center	06/01/2019	6.250%		15,618	—	1.0%
BridgeMill	05/05/2021	7.940%		7,200	7,528	0.5%
Westport Plaza	08/01/2023	7.490%		3,720	3,890	0.2%
Aventura Square / Oakbrook Square / Treasure Coast Plaza	02/28/2024	6.500%		24,326	25,944	1.6%
Webster Plaza	08/15/2024	8.070%		6,819	7,070	0.5%
Vons Circle Center	10/10/2028	5.200%		10,342	10,793	0.7%
Copps Hill Plaza	01/01/2029	6.060%		17,423	18,109	1.2%
Total mortgage debt (21 loans outstanding)	4.31 years	5.99%	(3)	$430,155	$425,755	28.5%
Unamortized/unaccreted premium/(discount)				7,816	8,438	0.5%
Total mortgage debt excluding mortgage debt associated with properties held for sale (including unamortized/unaccreted premium/(discount))				$437,971	$434,193	29.0%
Mortgage Debt Associated with Properties Held for Sale
Mableton Crossing	08/15/2018	6.850%		$—	$2,818	—%
Danville-San Ramon Medical	03/15/2019	6.900%		$—	$13,401	—%
Total mortgage debt				$—	$16,219	—%
Unamortized/unaccreted premium/(discount)				—	700	—%
Total mortgage debt on properties held for sale (including unamortized/unaccreted premium/(discount))				$—	$16,919	—%

Total mortgage debt (21 loans outstanding)	4.31 years	5.99%	(3)	$430,155	$441,974	28.5%
Unamortized/unaccreted premium/(discount)				7,816	9,138	0.5%
Total mortgage debt (including unamortized/unaccreted premium/(discount))				$437,971	$451,112	29.0%

See footnotes on page 32.

.

EQUITY ONE, INC.
CONSOLIDATED DEBT SUMMARY
As of December 31, 2013 and 2012 (unaudited)
(in thousands)

Debt Instrument	Maturity Date	Rate		December 31, 2013	December 31, 2012	Percent of Overall Debt Maturing

Unsecured senior notes payable
5.375% senior notes	10/15/2015	5.375%		107,505	107,505	7.1%
6.00% senior notes	09/15/2016	6.000%		105,230	105,230	7.0%
6.25% senior notes	01/15/2017	6.250%		101,403	101,403	6.7%
6.00% senior notes	09/15/2017	6.000%		116,998	116,998	7.8%
3.75% senior notes	11/15/2022	3.750%		300,000	300,000	19.9%
Total unsecured senior notes payable	5.31 years	5.02%	(3)	$731,136	$731,136	48.5%
Unamortized/unaccreted premium/(discount)				(1,698)	(2,006)	(0.1%)
Total unsecured senior notes payable (including unamortized/unaccreted premium/(discount))				$729,438	$729,130	48.4%

Term Loan
$250MM - Term Loan (2)	02/13/2019	3.168%	(1)	250,000	250,000	16.6%
Total term loans	5.12 years	3.17%	(3)	$250,000	$250,000	16.6%

Revolving credit facilities
$575MM Line of Credit Unsecured	09/30/2015	1.296%		$91,000	$172,000	6.0%
$5MM Line of Credit Unsecured	11/07/2014	N/A		—	—	—%
Total revolving credit facilities		1.30%	(3)	$91,000	$172,000	6.0%

Total debt	4.97 years (4)	4.99%	(3) (4)	$1,502,291	$1,595,110	99.6%
Unamortized/unaccreted premium/(discount)				6,118	7,132	0.4%
Total debt (including unamortized/unaccreted premium/(discount))				$1,508,409	$1,602,242	100.0%

Senior Unsecured Debt Ratings
Moody’s				Baa2 (Stable)	Baa2 (Stable)
S&P				BBB-(Positive)	BBB-(Stable)

(1) The effective fixed interest rate on December 31, 2013.
(2) The outstanding balance has been swapped to a fixed interest rate based on a one month LIBOR in arrears, plus 1.47%. The indicated interest rate and the weighted average interest rate for the term loan includes the effect of the swap. At December 31, 2013, the fair value of our interest rate swaps was an asset of $2.9 million, which is included in other assets in our condensed consolidated balance sheet.
(3) Calculated based on weighted average interest rates of outstanding balances at December 31, 2013.
(4) Weighted average maturity in years and weighted average interest rate as of December 31, 2013 excludes $91.0 million drawn under the revolving credit facility which expires on September 30, 2015.
(5) Mortgage debt matured on July 1, 2013 and remains unpaid. Subject to customary closing conditions, we have contracted to sell the property to a third party for $5.5 million and the lender has agreed to accept this amount as full repayment of the loan.

EQUITY ONE, INC.
BALANCE SHEETS & STATEMENTS OF OPERATIONS OF UNCONSOLIDATED JOINT VENTURES
December 31, 2013 (unaudited)
(in thousands)

BALANCE SHEETS OF UNCONSOLIDATED JOINT VENTURES			As of December 31, 2013
Co-Investment Partner	EQY Ownership Interest	Type	Total Assets	Total Debt	Total Equity
DRA Advisors	20.0%	Retail/Office	$53,705	$34,883	$17,398
GRI	10.0%	Retail	$253,572	$84,261	$161,830
New York Common Retirement Fund	30.0%	Retail	$307,915	$132,528	$148,801
Various (1)	50.0-50.5% (3)	Retail/Office	$94,284	$34,319	$57,991

STATEMENTS OF OPERATIONS OF UNCONSOLIDATED JOINT VENTURES			For the three months ended December 31, 2013
Co-Investment Partner	EQY Ownership Interest	Type	Total Revenues	Property Operating Expenses	Depreciation/ Amortization	Interest Expense (2)	Net (Loss)/ Income
DRA Advisors	20.0%	Retail/Office	$1,583	$741	$473	$583	$(234)
GRI	10.0%	Retail	$5,790	$1,350	$1,319	$435	$2,613
New York Common Retirement Fund	30.0%	Retail	$5,833	$1,738	$2,083	$1,269	$(2,851)
Various (1)	50.0-50.5% (3)	Retail/Office	$3,044	$1,148	$464	$451	$979

			For the year ended December 31, 2013
Co-Investment Partner	EQY Ownership Interest	Type	Total Revenues	Property Operating Expenses	Depreciation/ Amortization	Interest Expense (2)	Net (Loss)/ Income
DRA Advisors	20.0%	Retail/Office	$6,574	$2,884	$1,907	$2,299	$(591)
GRI	10.0%	Retail	$23,425	$6,508	$5,297	$4,844	$6,445
New York Common Retirement Fund	30.0%	Retail	$19,675	$6,002	$6,827	$4,267	$(1,159)
Various (1)	50.0-50.5% (3)	Retail/Office	$11,797	$4,195	$2,695	$1,786	$3,083

Note: Amounts shown above reflect 100% of the joint venture balance sheet and income statement line items.
(1) Various includes Talega Village Center JV, LLC, Vernola Marketplace JV, LLC and Parnassus Heights Medical Center.
(2) Interest expense includes amortization of deferred financing fees.
(3) Our effective interest in Talega Village Center JV, LLC and Vernola Marketplace JV, LLC is 48% when considering the 5% noncontrolling interest held by Vestar Development Company.

EQUITY ONE, INC.
UNCONSOLIDATED PROPERTY STATUS REPORT
As of December 31, 2013 (unaudited)

								Number of tenants		Supermarket anchor				Average in-place base rent per leased SF
Property	JV	EQY Ownership %	Type	City, State	Year Built / Renovated	Total Sq. Ft.	Percent Leased	Leased	Vacant	Sq. Ft.	Name	Expiration Date	Other anchor tenants
Airpark Plaza Shopping Center	GRI	10.0%	Retail	Miami, FL	1971 / 1998 / 2004 / 2008	172,093	98.8%	36	2	30,000	Publix	10/31/2024	Burlington Coat Factory / Office Depot	$16.09
Concord Shopping Plaza	GRI	10.0%	Retail	Miami, FL	1962 / 1992 / 1993	298,182	99.0%	21	2	78,000	Winn-Dixie	09/30/2014	Home Depot / Big Lots / Dollar Tree / You Fit Health Club	$11.66
Presidential Markets	GRI	10.0%	Retail	Snellville, GA	1993 / 2000	393,251	99.5%	35	1	56,146	Publix	12/31/2019	Marshalls / TJ Maxx / Bed Bath & Beyond / Carmike Cinemas / Ross Dress For Less / Office Depot / Shoe Carnival / PetSmart / Party City	$12.51
Shoppes of Ibis	GRI	10.0%	Retail	West Palm Beach, FL	1999	79,420	94.7%	16	3	51,420	Publix	05/31/2019		$13.42
Shoppes at Quail Roost	GRI	10.0%	Retail	Miami, FL	2005	73,550	94.5%	12	3	44,840	Publix	06/30/2025		$13.42
Shoppes of Sunset	GRI	10.0%	Retail	Miami, FL	1979 / 2009	21,784	84.6%	11	3					$22.63
Shoppes of Sunset II	GRI	10.0%	Retail	Miami, FL	1980 / 2009	27,676	71.7%	14	3					$19.01
Sparkleberry Square	GRI	10.0%	Retail	Columbia, SC	1997 / 2004	154,217	96.1%	9	1				PetSmart / Bed Bath & Beyond / Pier 1 Imports / Ross Dress for Less / Best Buy	$11.72
Sparkleberry Kohl’s	GRI	10.0%	Retail	Columbia, SC	1997 / 2004	85,961	100.0%	1	—				Kohl’s	$8.45
Sparkleberry Kroger	GRI	10.0%	Retail	Columbia, SC	1997 / 2004	98,623	94.5%	10	4	67,943	Kroger	08/31/2017		$13.21
1900/2000 Offices	DRA	20.0%	Office	Boca Raton, FL	1979 / 1982 / 1986 / 2007	117,773	62.9%	20	13				RN Network	$18.20
Penn Dutch Plaza	DRA	20.0%	Retail	Margate, FL	1989	155,622	89.4%	15	7	70,358	Penn Dutch Food Center	12/31/2018	You Fit Health Club / Florida Career College	$9.57
Plantation Marketplace	DRA	20.0%	Retail	Plantation, FL	1963 / 1998	223,799	82.7%	29	11	43,386	Winn-Dixie	11/05/2014	Beall’s / Fitness 1440 / Big Lots / CVS / Disability Law Claims	$11.66
Talega Village	VESTAR	50.5%	Retail	San Clemente, CA	2007	102,282	86.4%	21	7	46,000	Ralph’s	12/31/2027		$17.18
Vernola Market	VESTAR	50.5%	Retail	Mira Loma, CA	2007	382,963	91.7%	30	8				PetCo / Ross / Bed Bath & Beyond / Michael's / Lowe’s	$11.09
Parnassus Heights Medical Center	CSC	50.0%	Medical Office	San Francisco, CA	1968	146,046	99.3%	50	2					$30.37
Country Walk Plaza	NYCRF	30.0%	Retail	Miami, FL	1985 / 2006 / 2008	100,686	84.6%	22	7	39,795	Publix	10/23/2015	CVS Pharmacy	$18.00
Veranda Shoppes	NYCRF	30.0%	Retail	Plantation, FL	2007	44,888	100.0%	9	—	28,800	Publix	04/30/2027		$26.37
Northborough Crossing	NYCRF	30.0%	Retail	Northborough, MA	2011	645,785	100.0%	27	—	139,449	Wegmans	10/31/2036	TJ Maxx / Kohl's / Eastern Mountain Sports / BJ's / Golf Town USA / PetSmart / Michael's / Toys "R" Us / Babies "R" Us / Dick's Sporting Goods	$14.09
Riverfront Plaza	NYCRF	30.0%	Retail	Hackensack, NJ	1997	128,968	96.9%	23	1	70,400	ShopRite	10/31/2027		$24.75
The Grove at Isleworth	NYCRF	30.0%	Retail	Windermere, FL	2004	117,583	99.0%	12	1	51,673	Publix	01/31/2029	LA Fitness	$16.13
Old Connecticut Path	NYCRF	30.0%	Retail	Framingham, MA	1994	80,198	100.0%	4	—	72,500	Stop & Shop	06/30/2019		$20.10

TOTAL UNCONSOLIDATED SHOPPING CENTER PORTFOLIO (22)						3,651,350		427	79	890,710				$14.67

EQUITY ONE, INC.
DEBT SUMMARY OF UNCONSOLIDATED JOINT VENTURES
As of December 31, 2013 and 2012 (unaudited)
(in thousands)

Co-Investment Partner	Debt Instrument	Equity One’s Ownership	Maturity Date	Rate (1)	Balance at December 31, 2013	Balance at December 31, 2012

Mortgage Debt
GRI	Floating rate loan (2) (3)	10.0%	07/01/2013	6.35%	$—	$120,000
GRI	Floating rate loans (3)	10.0%	06/28/2018	1-month LIBOR + 1.41%	80,000	—
GRI	Sparkleberry Square (Kroger)	10.0%	06/30/2020	6.75%	4,332	4,845
DRA Advisors	Fixed rate loan	20.0%	11/11/2014	5.57%	35,042	35,850
Vestar	Vestar/EQY Talega LLC	50.5%	10/01/2036	5.01%	11,353	11,613
Vestar	Vestar/EQY Vernola LLC	50.5%	08/06/2041	5.11%	22,966	23,315
New York Common Retirement Fund	Equity One Country Walk LLC	30.0%	11/01/2015	5.22%	12,876	13,090
New York Common Retirement Fund	Equity One JV Sub CT Path LLC	30.0%	01/01/2019	5.74%	9,652	10,043
New York Common Retirement Fund	Equity One JV Sub Northborough LLC	30.0%	02/10/2021	4.18%	69,127	70,388
New York Common Retirement Fund	Equity One JV Sub Riverfront Plaza LLC	30.0%	10/10/2023	4.54%	24,000	—
New York Common Retirement Fund	Equity One JV Sub Grove LLC (4)	30.0%	12/23/2023	4.38%	16,000	—

	Net interest premium (5)				643	715

	Total debt				$285,991	$289,859

	Equity One’s pro-rata share of unconsolidated joint venture debt				$72,492	$65,615

(1)	The rate in effect on December 31, 2013.

(2)
The loan balance bore interest at a floating rate of LIBOR + 1.95%, which was swapped to a fixed rate of 6.35%. The fair value of the swap at December 31, 2012 was a liability of $2.1 million. The swap matured on June 1, 2013.

(3)
In June 2013, GRI repaid its $120.0 million floating rate loan that was secured by Airpark Plaza Shopping Center, Concord Shopping Plaza, Presidential Markets, Shoppes of Ibis, Shoppes at Quail Roost and Sparkleberry Square by securing three separate loans totaling $80.0 million secured by Airpark Plaza Shopping Center, Concord Shopping Plaza and Presidential Markets bearing interest at a weighted average rate for the three loans of 1-month LIBOR + 1.41%. The remaining balance, along with associated closing costs, was funded with a capital call from its equity partners. During the year ended December 31, 2013, Equity One made an investment of $4.1 million in connection with the repayment of the indebtedness by the joint venture.

(4)
The loan balance bears interest at a floating rate of LIBOR + 1.40%, which has been swapped to a fixed rate of 4.38%. The fair value of the swap at December 31, 2013 was a liability of approximately $139,000.

(5)	Net interest premium is the total for all joint ventures.

EQUITY ONE, INC.
PORTFOLIO CHANGES AND SELECTED PROPERTY METRICS 2008 - 2013
As of December 31, 2013 (unaudited)

	Pro Forma 12/31/2008 (1)	+	Acquisitions (2)	-	Dispositions (3)	=	Pro Forma 2/19/2014 (4)	-	Remaining Non-Core Properties (5)	=	Core Portfolio

Number of Properties (6)	171		39		85		125		29		96
Total Gross Leasable Area (GLA) (6)	18,945,330		6,222,085		8,861,255		16,152,893		2,990,069		13,162,824
Average GLA per Property	110,791		159,541		104,250		129,223		103,106		137,113

Property Value (000s) (7)	$2,730,789		$1,968,924		$1,090,490		$3,897,637		$205,843		$3,691,794
Property Value PSF	$144		$316		$123		$241		$69		$280
Average Property Value (000s)	$15,970		$50,485		$12,829		$31,181		$7,098		$38,456

Demographics (8)
3-Mile Population	81,238		280,323		53,155		206,309		53,220		214,845
3-Mile Average Household Income	$76,077		$109,409		$72,572		$95,731		$60,631		$97,688

Grocer Sales PSF (9)	$473		$825		$435		$569		$337		$610
Average Rent PSF (9)	$11.97		$23.33		$11.31		$16.90		$8.53		$18.72

Please see footnotes on following page.

EQUITY ONE, INC.
PORTFOLIO CHANGES AND SELECTED PROPERTY METRICS 2008 - 2013
As of December 31, 2013 (unaudited)

(1) Includes 21 DIM Vastgoed properties. Equity One owned 48% of the outstanding shares of DIM at 12/31/2008, and increased its voting control to 75% during 1Q 2009. The 12/31/2008 property value ascribed to DIM properties is the value paid through 12/31/2013 for all DIM equity, plus assumed mortgage debt at assessed market value as of 3/31/2009.
(2) Acquisitions include properties acquired subsequent to 12/31/2008 or under contract for purchase as of 2/19/2014, as well as the budgeted cost of ground up development activities.
(3) Dispositions include properties sold subsequent to 12/31/2008 or under contract for sale as of 2/19/2014, and excludes the sales of outparcels.
(4) Includes properties under development or redevelopment based on 12/31/2013 IFRS fair values, except for Broadway Plaza, which is included at budgeted construction cost. Includes properties under contract for purchase as of 2/19/2014. Excludes properties under contract for sale as of 2/19/2014, which are included within Dispositions.
(5) Remaining Non-Core Properties consist of retail properties which are inconsistent with the company's long-term strategy and which may be sold in the future. These properties are generally in smaller, secondary or tertiary markets.
(6) Number of Properties and associated value exclude Other/Non Retail Properties (except for those properties acquired and subsequently disposed between 12/31/2008 and 2/19/2014) and Land Held for Development. Gross Leasable Area (GLA) does not cross foot from 12/31/2008 to 2/19/2014 due to additions and reductions of GLA from redevelopment activities, outparcel sales, and other activities that affect GLA.
(7) Property Value is based on IFRS fair value except for (i) Acquisitions and Dispositions, which are based on purchase price and sale price, respectively, (ii) the value of DIM Vastgoed assets (see footnote above), and (iii) in-process ground up development, which is based on budgeted construction cost. 12/31/2008 Property Value is based on IFRS fair value as of 12/31/2008; 2/19/2014 Property Value is based on IFRS fair value as of 12/31/2013.
(8) Demographic information derived from a third-party source. All demographic information, including with respect to properties sold prior to 2013, is as of May 2013.
(9) All per square foot amounts are weighted and based on the gross leasable area (GLA). Grocer Sales PSF exclude grocers who have vacated but are still paying rent. Average Rent PSF for Pro Forma 12/31/2008 and for Dispositions is as of 12/31/2008, except DIM Vastgoed properties which are as of 12/31/2009; Average Rent PSF for Acquisitions and Pro Forma 2/19/2014 is as of 12/31/2013 and is weighted by GLA.